                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated
June 29, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-F Trust
("Assignee"), and Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as originator and servicer.

     WHEREAS, pursuant to (i) that certain Second Amended and Restated Master
Seller's Warranties and Servicing Agreement, dated as of May 1, 2006 (the
"MSWSA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (ii) that certain Second Amended and Restated Master Mortgage Loan
Purchase Agreement, dated as of May 1, 2006 (the "MMLPA"), by and between
Assignor, as purchaser, and Wells Fargo Bank, as seller, (iii) that certain
Assignment and Conveyance Agreement, dated as of June 16, 2006, by and between
Assignor and Wells Fargo Bank and (iv) that certain Assignment and Conveyance
Agreement, dated as of June 22, 2006, by and between Assignor and Wells Fargo
Bank (collectively, with the MSWSA and the MMLPA, the "Purchase and Servicing
Agreements"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells
Fargo Bank currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as servicer (in such capacity, the "Servicer") and as securities administrator (in such capacity, the
"Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Servicer, the
Securities Administrator and the Assignee, pursuant to which the Servicer shall service the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the
Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing
Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The
Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933
(the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo
Bank shall recognize the Assignee as the owner of the Mortgage Loans. Wells
Fargo Bank hereby acknowledges that from and after the date hereof it shall service the Mortgage Loans pursuant to the Pooling Agreement for the benefit of the Assignee.

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     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the MSWSA, as applicable, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the
Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the MSWSA, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the MSWSA) for each Mortgage Loan (not previously released and delivered by the
Servicer prior to June 29, 2006), to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 6 herein on or before June 29, 2006.

     6. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreements is:

               U.S. Bank National Association
               209 S. LaSalle Street, Suite 300
               Chicago, Illinois 60604
               Attention: Structured Finance Trust Services, BAFC 2006-F

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

               Banc of America Funding Corporation
               214 North Tryon Street
               Charlotte, North Carolina 28255
               Attention: General Counsel and Chief Financial Officer

                               [Signatures Follow]

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     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        as Assignor

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                            Name: Bruce W. Good
                                            Title: Vice President

                                        U.S. Bank National Association,
                                        as Assignee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                            Name: Melissa A. Rosal
                                            Title: Vice President

                                        Banc of America Funding Corporation

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                            Name: Scott Evans
                                            Title: Senior Vice President

                                        Wells Fargo Bank, N.A., as originator
                                        and servicer

                                        By: /s/ Bradley A. Davis
                                            ------------------------------------
                                            Name: Bradley A. Davis
                                            Title: Vice President

       [Assignment, Assumption and Recognition Agreement for BAFC 2006-F]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

       [Please refer to Exhibit D to the Pooling and Servicing Agreement.]

                                   APPENDIX I

                        Purchase and Servicing Agreements

               [Please see Exhibits 10.1(A)-(B) to this Form 8-K.]